Exhibit 10.1

KaloBios Pharmaceuticals, Inc.
1000 Marina Blvd., Suite 250
Brisbane, CA 94005

March 21, 2017

Blackhorse Capital LP
Blackhorse Capital Master Fund Ltd.
Blackhorse Capital Management LLC
c/o Opus Equum, Inc.
P.O. Box 788
Dolores, Colorado 81323

Cheval Holdings, Ltd.
P.O. Box 309G
Ugland House,
Georgetown, Grand Cayman Islands KY1-1104

Nomis Bay LTD
Penboss Building
50 Parliament Street
Hamilton, Bermuda HM12

Re:          Amendment to Credit and Security Agreement, dated as of December 21, 2016

Ladies and Gentlemen:

Reference is made to the Credit and Security Agreement (the “Credit Agreement”), dated as of December 21, 2016, by and between KaloBios Pharmaceuticals, Inc. (the “Borrower”) and Black Horse Capital LP, Black Horse Capital Master Fund Ltd., Cheval Holdings, Ltd., and Nomis Bay LTD (each a “Lender” and collectively, the “Lenders”), pursuant to which the Lenders loaned the principal amount of $3,315,217 to the Company. Capitalized terms used but not defined herein have the meanings given to them in the Agreement.

Pursuant to our prior discussions, the Company desires to borrow an additional amount of $5,978,260.00 (the “Additional Amount”) and the Lenders desire to lend the Additional Amount to the Company on the terms and conditions set forth in the Agreement, including an upfront fee of $478,260 and a commitment fee of $275,000 and hereby agree as follows:

1.	Each Lender shall make an additional term loan to the Company on the date of this amendment (the “Closing Date”) in the amount identified in Exhibit I (the Lender Amount).

2.	The portion of the Additional Amount made by each Lender shall be evidenced by a promissory note (the “Promissory Note”) executed by Borrower for the Lender Amount and delivered on the Closing Date.

3.
Each Promissory Note shall bear interest at the Fixed Rate specified in the Agreement and shall be subject to the Default Interest Rate upon the occurrence of an Event of Default as defined in the Agreement.

4.	The Form of the Promissory Note is attached hereto as Exhibit II

5.
Except as specifically provided in this amendment and as the context of this amendment otherwise may require to give effect to the intent and purposes of this amendment, the Agreement shall remain in full force and effect without any other amendments or modifications.

6.
This amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.	This amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

[Signature Page Follows]

Very truly yours,

KALOBIOS PHARMACEUTICALS, INC.

By:	/s/ Cameron Durrant, M.D.
Name: Cameron Durrant, M.D.
Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED:

BLACK HORSE CAPITAL LP

By:	/s/ Dale Chappell
Name: Dale Chappell
Title: Manager of the GP

BLACK HORSE CAPITAL MASTER FUND LTD.

By:	/s/ Dale Chappell
Name: Dale Chappell
Title: Director

CHEVAL HOLDINGS, LTD.

By:	/s/ Dale Chappell
Name: Dale Chappell
Title: Director

NOMIS BAY LTD

By:	/s/ James Keyes
Name: James Keyes
Title: Director

Exhibit I
Lender Amounts

Lender	Term Loan Commitment Amount	Term Loan Commitment Percentage
Nomis Bay LTD	$2,989,130	50.00%
Black Horse Capital Master Fund Ltd.	$1,195,652	20.00%
Cheval Holdings, Ltd.	$1,281,141	21.43%
Black Horse Capital LP	$512,337	8.57%
TOTALS	$5,978,260	100%

Exhibit I
Form of Promissory Note

TERM LOAN NOTE

$____________	March__, 2017

FOR VALUE RECEIVED, KALOBIOS PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), hereby unconditionally promises to pay to the order of _____________, a _____________ (together with its successors and assigns, “Lender”) at the office of Lender at ____________________, or at such other place as Lender may from time to time designate in writing to Borrower, in lawful money of the United States of America and in immediately available funds, the principal sum of ________________ and No/100 Dollars ($____________) or, if less, the aggregate unpaid principal amount of the portion of the Term Loan made by Lender to Borrower under the terms of that certain Credit and Security Agreement, dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, Lender, various other lenders as are, or may from time to time become, parties thereto as “Lenders” (including without limitation, Lender) and Black Horse Capital Master Fund Ltd., individually as a Lender, and as administrative agent (in such capacity and together with its successors and assigns, “Agent”).  All capitalized terms used herein (which are not otherwise specifically defined herein) shall be used in this Term Loan Note (this “Note”) as defined in the Credit Agreement.

1.          The outstanding principal balance of the Term Loan evidenced by this Note shall be due and payable or otherwise satisfied in full on the Termination Date or the Maturity Date in accordance with the terms of the Credit Agreement.

2.          This Note is issued in accordance with the provisions of the Credit Agreement and is entitled to the benefits and security of the Credit Agreement and the other Financing Documents, and reference is hereby made to the Credit Agreement for a statement of the terms and conditions under which the Term Loan evidenced hereby were made and are required to be repaid.  In the event of any conflict between the terms of this Note and the terms of the Credit Agreement, the terms of the Credit Agreement shall prevail.

3.          Borrower promises to pay interest from the date hereof until payment in full hereof on the unpaid principal balance of the Term Loan evidenced hereby at the per annum rate or rates set forth in the Credit Agreement.  Interest on the unpaid principal balance of the Term Loan evidenced hereby shall be payable on the dates and in the manner set forth in the Credit Agreement.  Interest as aforesaid shall be calculated in accordance with the terms of the Credit Agreement.

4.          Upon and after the occurrence and during the continuation of an Event of Default, and as provided in the Credit Agreement, the Term Loan evidenced by this Note may be declared, and shall thereupon immediately become, due and payable without presentment, demand, protest, notice, or legal process of any kind whatsoever.

5.          Payments received in respect of the Term Loan shall be applied as provided in the Credit Agreement.

6.          Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are each hereby waived by Borrower as provided in the Credit Agreement.

7.          No waiver by Agent or any Lender of any one or more defaults by the undersigned in the performance of any of its obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature, or as a waiver of any obligation of Borrower to any other Lender under the Credit Agreement.

8.          No provision of this Note may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Borrower, the Required Lenders and any other Lender under the Credit Agreement to the extent required under Section 10.15 of the Credit Agreement.  No failure or delay on the part of any Lender in exercising any right, power, or remedy under this Note (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver of such right, power, or remedy.

9.          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

10.          Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11.          Whenever in this Note reference is made to Agent, Lenders or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns.  The provisions of this Note shall be binding upon Borrower and its successors and assigns except that Borrower may not assign any of its rights or delegate any of its obligations under this Note without the prior written consent of Lenders.  This Note shall inure to the benefit of Lender and its successors and assigns.

12.          In addition to and without limitation of any of the foregoing, this Note shall be deemed to be a Financing Document and shall otherwise be subject to all of the general terms and conditions contained in Article 11 of the Credit Agreement, mutatis mutandis.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Note constitutes an agreement executed under seal, the undersigned has executed this Note under seal as of the day and year first hereinabove set forth.

BORROWER:	KALOBIOS PHARMACEUTICALS, INC.

By:
	Name:	Dr. Cameron Durrant
	Title:	Chairman and Chief Executive Officer

Address for Borrower:

1000 Marina Blvd #250 Brisbane, CA 94005-1878 Attn: Dr. Cameron Durrant
Facsimile:
E-Mail: camerondurrant@yahoo.com